Exhibit 10.35

DATED	AS OF 30 MAY 2007

CAPMARK AB NO. 2 LIMITED

as Borrower

-and-

IXIS CORPORATE & INVESTMENT BANK, LONDON BRANCH
as Original Lender

-and-

CAPMARK FINANCIAL GROUP INC.
as Guarantor

-and-

IXIS CORPORATE & INVESTMENT BANK, LONDON BRANCH
as Agent

-and-

THE BANK OF NEW YORK
as Security Trustee

-and-

CAPMARK BANK EUROPE P.L.C.
as Capmark Security Trustee

FIFTH AMENDING DEED RELATING TO THE
£500,000,000 REVOLVING CREDIT AGREEMENT

Lovells

Ref.: PASAL/SAC/730609.6
S1009.00453

Lovells LLP, 6, avenue Kléber, 75116 Paris

THIS FIFTH AMENDING DEED is made and delivered as of 30 May 2007

BETWEEN:

(1)                     CAPMARK AB NO. 2 LIMITED a company incorporated in Ireland (registered number 400239) whose principal office is at Commerzbank House, 35-50 Guild Street, Dublin 1, Ireland (the “Borrower”);

(2)                     IXIS CORPORATE & INVESTMENT BANK a company incorporated in France acting through its London Branch at 25 Dowgate Hill, London EC4R 2YA (the “Original Lender”);

(3)                     CAPMARK FINANCIAL GROUP INC. a company incorporated in Nevada whose principal office is at 200 Witmer Road, Horsham PA, 19044 USA (the “Guarantor”);

(4)                     IXIS CORPORATE & INVESTMENT BANK a company incorporated in France acting through its London Branch at 25 Dowgate Hill, London EC4R 2YA in its capacity as agent for the Lenders (in that capacity, the “Agent”);

(5)                     THE BANK OF NEW YORK a New York Banking Corporation acting through its London Branch at One Canada Square, London E14 5AL as security trustee for itself and on behalf of the other Secured Parties (the “Security Trustee”); and

(6)                     CAPMARK BANK EUROPE P.L.C. a company incorporated in Ireland (registered number 315344) whose principal office is at Commerzbank House, 35-50 Guild Street, Dublin 1, Ireland as security trustee on behalf of the Borrower (the “Capmark Security Trustee”).

WHEREAS:

(A)                 The Borrower, the Original Lender, the Guarantor, the Agent and the Security Trustee are parties to the revolving credit agreement dated 31 May 2005 in an initial amount of £300,000,000, as subsequently increased to £500,000,000, as amended by an amending deed on 26 August 2005, a second amending deed on 30 September 2005, a third amending deed on 30 November 2005, a fourth amending deed as of 23 March 2006 and as amended and restated on 30 May 2006, together, the “Facility Agreement”.

(B)                   The Original Lender is at the date hereof the only Lender under the Facility Agreement.

(C)                   The Parties now wish to make various amendments to the Facility Agreement. In particular, Parties have agreed to extend the Availability Period of the Facility Agreement, lower the Margin payable under the Facility Agreement and reduce the legal documentation to be provided as regards Secured Property Loans with a value of less than £35,000,000 or €50,000,000.

(D)                  Notwithstanding the terms of the Master Security Assignment Agreement, the Parties have agreed to complete the steps set out in clause 3 below with regards to German Security as defined in the Master Security Assignment Agreement over German Property granted under a Secured Property Loan.

(E)                    Pursuant to Clauses 31.1 and 31.2 of the Facility Agreement, the amendments set out in Recital (C) above may be amended with the consent of all of the Lenders and the Borrower and shall be binding on all Parties.

(F)                    On the date hereof, the Borrower, the Original Lender, the Guarantor, the Agent and the Security Trustee now wish to amend the Facility Agreement as follows.

IT IS AGREED:

1.                          DEFINITIONS AND INTERPRETATION

1.1                    Definitions

Capitalised terms and expressions used in this Fifth Amending Deed shall, unless otherwise defined in this Deed or save as the context otherwise requires, have the meaning ascribed to such terms and expressions in the Facility Agreement.

1.2                    Interpretation

(a)                    Unless a contrary indication appears, any reference in this Fifth Amending Deed to:

(i)                        a Clause or Schedule is to a clause of a schedule to this Fifth Amending Deed (as the case may be);

(ii)                     each of Borrower and the Agent agrees that this Fifth Amending Deed shall be a Finance Document for the purposes of the Facility Agreement; and

(iii)                  a “Finance Document” or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended or novated.

(b)                   Clause and Schedule headings are for ease of reference only.

1.3                    Third Party Rights

(a)                    Unless expressly provided to the contrary in this Fifth Amending Deed, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Fifth Amending Deed.

(b)                   Notwithstanding any term of this Fifth Amending Deed, the consent of any person who is not a Party is not required to rescind or vary this Fifth Amending Deed at any time.

2.                          AMENDMENTS TO THE FACILITY AGREEMENT

The Parties hereto agree that, with effect from the date of this Fifth Amending Deed, the Facility Agreement shall be amended so as to conform to the amendments in this Fifth Amending Deed.

The Facility Agreement shall be amended as follows:

(a)                    The definition of “Approved Lawyer” shall be deleted and replaced by:

““Approved Lawyer” shall mean any of those firms of lawyers listed in schedule 13 (List of Approved Lawyers and Approved Valuers) or as approved and acceptable to the Agent. If the Borrower uses a firm of lawyers not listed in schedule 13 it shall give notice to the Agent accordingly.”

(b)                   The definition of “Approved Valuer” shall be deleted and replaced by:

““Approved Valuer” shall mean any of those firms of valuers listed in schedule 13 (List of Approved Lawyers and Approved Valuers) or as approved and acceptable to the Agent. If the Borrower uses a firm of valuers not listed in schedule 13 it shall give notice to the Agent accordingly.”

(c)                    The Availability Period shall be extended by twelve months from the date of this Fifth Amending Deed.

(d)                   The definition of “Margin” shall be amended as follows: the number “0.6 per cent. per annum” shall be replaced with “0.5 per cent. per annum”.

(e)                    Clause 4.1 (Secured Property Loan approval procedure) shall be deleted and replaced by:

“4.1             Secured Property Loan approval procedure for Secured Property Loans with a value of less than £35,000,000 or €50,000,000

(a)                    If the Borrower wishes to utilise the Facility to fund or refinance the making or acquisition of a Secured Property Loan with a value of less than £35,000,000 or €50,000,000, then It shall initiate the process:

(i)                        by giving no less than five Business Days’ notice to the Agent (or shorter notice If the Agent agrees); and

(ii)                     in respect of up to three proposed Loans, it being understood that the Lenders shall not review more than three Secured Property Loans at any one time (or any greater number that the Lenders may from time to time agree).

(b)                   No later than five Business Days following the notice referred to in clause 4.1(a), the Borrower shall deliver to the Agent (with, if the Agent so requests, sufficient copies for the Lenders) the Initial Secured Property Loan Package, and the Agent shall promptly provide the Lenders with that Initial Secured Property Loan Package.

(c)                    The Lenders shall, within five Business Days following receipt of the Initial Secured Property Loan Package notify the Agent that:

(i)                        the Lenders approve the proposed funding of or refinancing of the making or acquisition of the proposed Secured Property Loan in principle and of any conditions to that approval; or

(ii)                     the Lenders do not so approve (in which case the grounds for refusal must be stated),

and, in either case, the Agent will immediately notify the Borrower.

(d)                   No later than five Business Days after the Lenders have given their approval pursuant to clause 4.1(c) (i), the Borrower shall provide to the Agent (with, if the Agent so requests, sufficient copies for the Lenders) and the Agent shall promptly provide the Lenders with the Secured Property Loan Actual Documentation as set out in Part 1 of Schedule 7, in substantially its final form. Upon receipt of the Secured Property Loan Actual Documentation, the Lenders may instruct their external legal counsel to conduct due diligence in respect of the relevant Secured Property Loans. If the Secured Property Loan Actual Documentation is not satisfactory to the Agent, acting reasonably, the

Lenders and their external legal counsel may request additional legal documentation.

(e)                    The Lenders shall within five Business Days following receipt of the items listed in clause 4.1(d) which will include due diligence by their external legal counsel, notify the Agent that:

(i)                        the Lenders have given their final approval to the proposed funding or refinancing of the making or acquisition of the Secured Property Loan and of any further conditions to that final approval; or

(ii)                     the Lenders do not so approve (in which case the grounds for refusal must be stated),

and, in either case, the Agent will immediately notify the Borrower.

(f)                      The Borrower may not deliver any Utilisation Request in respect of a Secured Property Loan unless the funding or refinancing of the making or acquisition of that Secured Property Loan has been approved pursuant to clause 4.1(e) and any conditions imposed by the Lenders as referred to in clause 4.1(c)(i) or 4.1(e)(i) have been satisfied.

(g)                   For the avoidance of doubt, the Lenders are under no obligation to give their approval to any proposed funding or refinancing.

4.2                    Secured Property Loan approval procedure with a value greater than £35,000,000 or €50,000,000

(a)                    If the Borrower wishes to utilise the Facility to fund or refinance the making or acquisition of a Secured Property Loan with a value greater than £35,000,000 or €50,000,000, then it shall initiate the process:

(i)                        by giving no less than five Business Days’ notice to the Agent (or shorter notice if the Agent agrees); and

(ii)                     in respect of up to three proposed Loans, it being understood that the Lenders shall not review more than three Secured Property Loans at any one time (or any greater number that the Lenders may from time to time agree).

(b)                   No later than five Business Days following the notice referred to in clause 4.2(a), the Borrower shall deliver to the Agent (with, if the Agent so requests, sufficient copies for the Lenders) the Initial Secured Property Loan Package, and the Agent shall promptly provide the Lenders with that Initial Secured Property Loan Package.

(c)                    The Lenders shall, within five Business Days following receipt of the Initial Secured Property Loan Package notify the Agent that:

(i)                        the Lenders approve the proposed funding of or refinancing of the making or acquisition of the proposed Secured Property Loan in principle and of any conditions to that approval; or

(ii)                     the Lenders do not so approve (in which case the grounds for refusal must be stated),

and, in either case, the Agent will immediately notify the Borrower.

(d)                   No later than five Business Days after the Lenders have given their approval pursuant to clause 4.2 (c) (i), the Borrower shall provide to the Agent (with, if the Agent so requests, sufficient copies for the Lenders) and the Agent shall promptly provide the Lenders with the Secured Property Loan Actual Documentation as set out in Part 2 of Schedule 7, in substantially its final form. Upon receipt of the Secured Property Loan Actual Documentation, the Lenders may instruct their external legal counsel to conduct due diligence in respect of the relevant Secured Property Loans.

(e)                    The Lenders shall within ten Business Days following receipt of the items listed in clause 4.2(d) which will include due diligence by their external legal counsel, notify the Agent that:

(i)                        the Lenders have given their final approval to the proposed funding or refinancing of the making or acquisition of the Secured Property Loan and of any further conditions to that final approval; or

(ii)                     the Lenders do not so approve (in which case the grounds for refusal must be stated),

and, in either case, the Agent will immediately notify the Borrower.

(f)                      The Borrower may not deliver any Utilisation Request in respect of a Secured Property Loan unless the funding or refinancing of the making or acquisition of that Secured Property Loan has been approved pursuant to clause 4.2(e) and any conditions imposed by the Lenders as referred to in clause 4.2(c)(i) or 4.2(e)(i) have been satisfied.

(g)                   For the avoidance of doubt, the Lenders are under no obligation to give their approval to any proposed funding or refinancing.”

(c)                    Clause 4.2 shall become clause 4.3, clause 4.3 shall become clause 4.4, clause 4.4 shall become clause 4.5 and clause 4.5 shall become clause 4.6; and accordingly the references in the Facility Agreement shall be so construed.

(d)                   Clause 17.1 (a) (Financial Statements) shall be deleted and replaced by:

“(a)               The Borrower and the Guarantor shall supply and the Borrower shall procure that each member of the Group which produces them supplies to the Agent (in sufficient copies for all the Lenders) and to the Security Trustee as soon as the same become available but in any event within 135 days after the end of each of its financial years or, as applicable, half years:

(i)                       its audited financial statements for that financial year; and

(ii)                    its unaudited financial statements for that half year.”

(e)                    Item 9 of Schedule 6 (Initial Secured Property Loan Package) shall be deleted and item 10 shall be renumbered item 9 accordingly.

(f)                      Schedule 7 (Secured Property Loan Actual Documentation) shall be deleted and replaced by:

“PART 1

SECURED PROPERTY LOAN ACTUAL DOCUMENTATION

FOR SECURED PROPERTY LOANS WITH A VALUE OF LESS THAN £35,000,000 OR
€50,000,000

1.                          Secured Property Loan Agreement.

2.                          Collateral Agreement(s) comprising, for this Part 1 of Schedule 7 only of a copy of the deed creating the charge by way of legal mortgage in the case of Secured Property Loans relating to English and Welsh Property, the land charge (grundschuld) in the case of Secured Property Loans relating to German Property, or Non-standard Security in the case of Scottish Secured Property Loans, over the relevant Property, and any deed or agreement of variation or other deed or agreement supplemental to that deed or agreement.

3.                          Hedge documentation (as defined in the Secured Property Loan Agreement).

4.                          Legal opinions listed in the Secured Property Loan Agreement (addressed so as to benefit the Finance Parties).

5.                          Such other information as the Agent acting reasonably may have specified as conditions to the Lenders’ approval in relation to the relevant proposed Secured Property Loan in accordance with clause 4.1 (c) and/or (e) (Secured Property Loan approval procedure).

PART 2

SECURED PROPERTY LOAN ACTUAL DOCUMENTATION

FOR SECURED PROPERTY LOANS WITH A VALUE GREATER THAN £35,000,000 OR
€50,000,000

1.                          Term sheet (including draft), if any.

2.                          Capmark panel firms with global arrangements in place.

3.                          Valuer instruction letter.

4.                          Secured Property Loan Agreement.

5.                          Collateral Agreement(s).

6.                          Certificate of/Report on/Confirmation of Title by the Approved Lawyer or, in the case of Secured Property Loans relating to German Property, the relevant notary.

7.                          Duty of care agreement, subordination agreement, transfer certificate, hedge documentation and drawdown notice (as each of these terms are defined in the Secured Property Loan Agreement).

8.                          Legal opinions (addressed so as to benefit the Finance Parties).

9.                          Such other information as the Agent acting reasonably may have specified as conditions to the Lenders’ approval in relation to the relevant proposed Secured Property Loan in accordance with clause 4.2 (c) and/or (e) (Secured Property Loan approval procedure).”

(g)                   Schedule 13 (List of Approved Lawyers and Approved Valuers) shall be deleted and replaced by:

“SCHEDULE 13

LIST OF APPROVED LAWYERS AND APPROVED VALUERS

Part 1
Approved Lawyers in England and in Wales

Firm	Contact	Address	Phone	Fax	Email
Addleshaw Goddard LLP	Paul Salsbury	Alder Castle 10 Noble Street London EC2V 7JW	+44 (0)20 7606 8855		paul.salsbury@addleshawgoddard.com

Berwin Leighton Paisner LLP	Mark Waghom	Adelaide House London Bridge London EC4R 9HA	+44 (0)20 7760 4120		mark.waghom@blplaw.com

Dechert LLP	Ciaran P. Carvalho	180 Queen Victoria Street London EC4V 4QQ	+44 (0)20 7184 7473		ciaran.carvalho@dechert.com

Freshfields Bruckhaus Deringer	Simon Johnson	65 Fleet Street London EC4Y 1HS	+44 (0)20 7936 4000		simon.johnson@freshfields.com

Kirkpatrick & Lockhart Nicholson Graham LLP	Jonathan Lawrence	110 Cannon Street London EC4N 6AR	+44 (0)20 7648 9001		jlawrence@klng.com

Lawrence Graham LLP	Nicholas Turner	190 Strand London WC2R 1JN	+44 (0)20 7759 6605		nick.tumer@lawgram.com

Mayer, Brown, Rowe & Maw LLP	Stephen Bower	11 Pilgrim Street London EC4V 6RW	+44 (0)20 7782 8866		stephen.bower@mayerbronrowe.com

White & Case LLP	David Cox	5 Old Broad Street London EC2N 1DW	+44 (0)20 7532 2157		dcox@whitecase.com

Approved Lawyers in Germany

Firm	Contact	Address	Phone	Fax	Email
Beiten Burkhardt	Bernhard Gemmel	Rechtsanwaltsge sellschaft mbH Bockenheimer Anlage 15 Mozartplatz 60322 Frankfurt am Main	+49-69- 756095-444	+49-69- 756095-512	bgemmel@bblaw.de

Dechert LLP	Ciaran P. Carvalho	180 Queen Victoria Street London EC4V 4QQ	+44 (0)20 7184 7473		ciaran.carvalho@dechert. com

Freshfields Bruckhaus Deringer	Konrad Schott	Taunusanlage 11 60329 Frankfurt am Main Germany	+49 69 27 30 80	+49 69 23 26 64

GORG Partnerschaft von Rechtsanwalten	Dr. Frank Zahn	Tiergarten Dreieck Klingelhöferstrass e5 10785 Berlin	+49 (0)30 884503 168	+49 (0)30 884503 153	fzahn@goerg.de

GSK Gassner Stockmann & Kollegen	Heiko Pertzold	Taunusanlage 21 D-60325 Frankfurt am Main	+49 (69) 71 00 03 - 66	+49 (69) 71 00 03 - 44

Mayer, Brown, Rowe & Maw LLP	Stephen Bower	11 Pilgrim Street London EC4V 6RW	+44 (0)20 7782 8866		Stephen.bower@mayerbro nrowe.com

Noerr Stiefenhofer Lutz	Dr. Nadejda Kysel	Friedrichstrasse 2-6 60323 Frankfurt am Main	+49 (0)69 97 14 77 226	+49 (0)170 926 4972	nadejda.kysel@noerr.com

SIBETH Partnerschaft Rechtsanwälte Steuerberater Wirtschaftsprüfer	Dr. Michael Grünwald	Oberanger 34-36 D-80331 München	+49 (0)89 38 80 8-220	+ 49 (0)89 38 80 8 - 202	m.gruenwald@sibeth.com

White & Case LLP	David Cox	5 Old Broad Street London EC2N 1DW	+44 (0)20 7532 2157		dcox@whitecase.com

Part 2
Approved Valuers

Area	Firm	Contact	Address	Phone	Fax	Email
UK and Germany	Allsops	Martin Angel	27 Soho Sq, London W1D 3AY	020 7437 6977	020 7437 8994

	Atis Real Weatheralls	Andrew Skinner	Norfolk House, 31 St James Square, London SW1Y 4JR	020 7338 4340	020 7930 9845	Andrew.skinner@ atisrealweatheralls.com

	CBRE	Tim Crossley/ John Smith	St Martins Court, 10 Paternoster Row, EC4M 7HP	020 7182 2512	020 7182 2001	Tcrossley-smith@cbhillier.com

	Colliers CRE	John Phillips	St Michaels House, 1 George Yard, London EC3V 9HL	020 7344 6870	020 7344 6539	Jphillips@collierscre.co.uk

	Cushman Wakefield	Rupert Odson	43/45 Portman Square, London W1A 3BG	020 7152 5390	020 7152 5042	Rupert.dodson@ eur.cushwake.com

	DTZ	Bryn Williams	One Curzon Street, London W1A 5PZ	020 7408 1161	020 7487 5225

	FPD Saville	Ian Melden	20 Grosvenor Hill, Berkeley Square, London	020 7499 8644	020 7495 3773

	Jones Lang Lasalle	Jeremy Handley	22 Hanover Square, London W1A 2BN	020 7399 5613	020 7399 5662	Jeremy.handley@ eu.Joneslanglasalle.com

King Sturge
	Knight Frank	Harry Morten	20 Hanover Square, London W1S 1HZ	020 7861 1202	020 7496 0556	Harry.morten@knightfrank.com

	Nelson Bakewell	David King	25 Sackville St, W1S	020 7544	020 7544

			3HQ	2008	2222
Vail Williams

	DTZ	Sara Duncan	One Curzon Street, London W1A 5PZ	020 7643 6518	020 7643 6345	Sara.duncan@dtz.com

	Knight Frank	David Allen	20 Hanover Sq, London W1S 1HZ	020 7861 1678	020 7495 0556	David.allen@knightfrank.com

Hoffendahal

Midlands	GVA Grimley	David Farrow	3 Brindley Place, Birmingham B1 2JB	0121 233 6414	0121 609 8314	David.farrow@ gvagrimley.co.uk

	Knight Frank	Ian Hatfield	89 Colmore Row, Birmingham B3 2BD	0121 233 6414	0121 200 2381	lan.hatfield@knightfrank.com

	Lambert Smith Hampton	Rupert Maude	Regent Arcade House, 19-25 Argyll Street, W1F 7DS	020 7663 8344	020 7414 0866	rmaude@lsh.co.uk

Scotland	CBRE	Miller Mathieson	7 Castle Street, Edinburgh EH2 3AH	01131 489 7666	0131 489 0111	Miller.mathieson@cbre.com

	Nelson Bakewell	Will Marchington	Hobart House, 80 Hanover Street, Edinburgh EH2 1EJ	0131 240 0960	0131 240 0969	wmarchington@nelson-bakewell.com

France	DTZ	Martin Betts	43 rue de Villiers, 92523 Neuilly Sur Seine Cedex France	00 331 4954 4966	00331 4964 4968	Martin.betts@dtz.com

	Cushman Wakefield	P J Thibault	43/45 Portman Square, London W1A 3BG	020 7152 5190	020 7152 5190	Pl.thibault@eur.cushwake.com

Shopping Centres	Donaldsons	Stuart Cunliffe	48 Warwick Street, London W1B 5NL	020 7534 8426	020 7434 0045	Stuart.cunliffe@knightfrank.com

	CBRE	Tim Crossley Smith	Kingsley House, 1A	020 7182	020 7182	Tcrossley-smith@cbhillier.com

			Wimpole Street W1A 2BN	2512	2001

Hotels	Jones Lang Lasalle	Jeremy Handley	22 Hanover Square, London W1A 2BN	020 7399 5613	020 7399 5662	Jeremy.handley@ eu.joneslanglasalle.com

Leisure	Davis Collier Lyons	Trevor Watson	52 Portland Place, London W1B 1NH	020 7299 0700	020 7299 0799	trevorw@daviscofferlyons.co.uk

3.                         GERMAN SECURITY

3.1                   Power of attorney

(a)                     The Master Security Assignment Agreement provides for (i) an agreement between the Capmark Security Trustee (being the holder of such German Non-Accessory Collateral as defined in the Master Security Assignment Agreement) and the Security Trustee, and (ii) that the relevant secured claim(s) and land charge(s) are identified upon their assignment. By means of an Amendment Agreement between the Borrower and the Security Trustee, a list containing the information described in Schedule 3 to the Master Security Assignment Agreement must be duly completed upon the assignment and transfer of the German Non-Accessory Collateral. Additionally, in order to perfect a valid transfer of land charge(s) to the Security Trustee the Capmark Security Trustee and the Security Trustee must enter into a notarially certified deed of assignment (noteriell beglaubigte Abtretungserklärung) with respect to each land charge granted in favour of the Capmark Security Trustee and to be transferred to the Security Trustee. In addition, (aa) in case of certificated land charges (Briefgrundschulden), the land charge certificate (Grundschuldbrief) must be handed over to the Security Trustee upon receipt by the Capmark Security Trustee, and (bb) in case of non-certified land charges (Buchgrundschulden), the assignment and transfer must be registered in the land register for the property encumbered by such land charge.

(b)                    Notwithstanding the provisions of the Master Security Assignment Agreement as set out at clause 3.1(a) above, the Borrower and the Original Lender have agreed not to complete such procedure upon the funding of a Secured Property Loan relating to German Property. Instead, the Borrower and the Capmark Security Trustee shall grant an irrevocable power of attorney in the form set out in Schedule 1 to the Original Lender and Security Trustee on the date of this Fifth Amending Deed (the “Power of Attorney”).

(c)                     Such Power of Attorney may only be used by the Original Lender and/or the Security Trustee at any time at its discretion in respect of the Secured Property Loan relating to German Property to (a) execute a notarially certified deed of assignment (notariell beglaubigte Abtretungserklärung) between the Capmark Security Trustee and the Security Trustee as required under clause 2.4 of the Master Security Assignment Agreement, (b) execute any amendment agreement required under clause 9 of the Master Security Assignment Agreement and (c) do any other act that the Original Lender and/or the Security Trustee deem necessary to complete the transfer of the German Security.

(d)                   If the Original Lender and/or the Security Trustee sub-delegate the Power of Attorney to a Substitute (as defined in the Power of Attorney), the Original Lender and/or the Security Trustee shall give notice to the Borrower and the Capmark Security Trustee of such sub-delegation.

3.2       Land charges

(a)                    Upon the funding of any Secured Property Loan relating to German Property, the Borrower covenants to deposit the land charge deeds and certificates, if any, granted under the Secured Property Loan with the Original Lender within five Business Days of receipt by it.

(b)                   Upon the repayment in full of a Secured Property Loan relating to German Property, the Original Lender covenants to return the relevant land charge deeds and certificates, if any, to the Borrower.

3.3       Perfection of German Security

(a)                    The Original Lender shall retain its right to perfect the German Security at any time.

(b)                   Prior to perfecting the German Security at any time, the Original Lender shall give notice to the Borrower, unless in the Original Lender’s sole and absolute opinion, to give such prior notice could be detrimental to the Original Lender.

(c)                    Without prejudice to clauses 3.3(a) and 3.3(b) above which shall remain applicable, if the Secured Property Loan is still outstanding six months after the relevant Utilisation Date, the Original Lender shall be entitled to give five Business Days’ notice to the Borrower prior to perfecting the German Security. The Borrower may then decide to repay immediately the whole of the relevant Secured Property Loan. If the Borrower does not repay the whole of the relevant Secured Property Loan immediately upon receiving such notice then the Original Lender shall perfect such German Security.

4.         COSTS AND EXPENSES

The Borrower shall, within two Business Days of demand, reimburse the Agent and the Security Trustee for the amount of all reasonable costs and expenses (including legal fees) (and any VAT payable in respect of them) reasonably incurred by the Agent or the Security Trustee in responding to, evaluating, negotiating or complying with this Fifth Amending Deed, the Finance Documents and any other relevant documents.

5.         REMEDIES AND WAIVERS

No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under this Fifth Amending Deed shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Fifth Amending Deed are cumulative and not exclusive of any rights or remedies provided by law.

6.         PARTIAL INVALIDITY

If, at any time, any provision of this Fifth Amending Deed is or becomes Illegal, invalid or unenforceable in any respect under any law of any Jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

7.         FURTHER ASSURANCE

The Borrower shall at its own expense, do all such acts and things as are necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Fifth Amending Deed.

8.         COUNTERPARTS

This Fifth Amending Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Fifth Amending Deed.

9.         GOVERNING LAW - JURISDICTION

9.1       Governing Law

This Fifth Amending Deed is governed by and shall be construed in accordance with English Law.

9.2       Jurisdiction

(a)                    The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Fifth Amending Deed (including a dispute regarding the existence, validity or termination of this Fifth Amending Deed) (a “Dispute”).

(b)                   The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)                    This Clause 9 is for the benefit of the Finance Parties only. As a result, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

10.       SERVICE OF PROCESS

Without prejudice to any other mode of service allowed under any relevant law, the Borrower and the Guarantor each:

(a)                    irrevocably appoints Capmark UK Limited, Norfolk House, 31 St James’s Square, London SW1Y 4JU as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(b)                   agrees that failure by a process agent to notify the Borrower or, as the case may be, the Guarantor of the process will not invalidate the proceedings concerned.

IN WITNESS WHEREOF this Fifth Amending Deed has been executed and delivered as a deed on the date stated at the beginning.

EXECUTED AS A DEED BY

The Borrower

The Common Seal of			)
CAPMARK AB NO. 2 LIMITED]			) /s/ [Illegible]
was affixed to this Fifth Amending Deed			)
in the presence of:

Director:

Secretary:			/s/ [Illegible]

The Original Lender

Signed by	[Illegible]	and	) /s/ [Illegible]
, duly authorised for and on behalf of			)
IXIS CORPORATE & INVESTMENT BANK, LONDON BRANCH			)
)

The Guarantor

Signed by	[Illegible],	duly authorised for and on belalf of	)
CAPMARK FINANCIAL GROUP INC.			)
)

The Agent

Signed by	[Illegible]	and	) /s/ [Illegible]
, duly authorised for and on behalf of			)
IXIS CORPORATE & INVESTMENT BANK, LONDON BRANCH			)

The Security Trustee

Signed by , duly authorised for and			) /s/ Deanne Frith
on behalf of THE BANK OF NEW YORK			) Assistant Treasurer

The Capmark Security Trustee

The Common Seal of	) /s/ [Illegible]
CAPMARK BANK EUROPE P.L.C.	)
was affixed to this Fifth Amending Deed	)
in the presence of:

Director:	/s/ [Illegible]

Secretary: